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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 19, 2004 relating to the financial statements which appears in Concord Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 14, 2004